UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

June 21, 2011

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
On June 21, 2011, American Eagle Outfitters, Inc. (the "Company") held its annual meeting of stockholders in Pittsburgh, Pennsylvania (the "Annual Meeting").  As of April 25, 2011, the Company's record date, there were a total of 194,870,958 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 171,564,833 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following:

1. Election of three Class I directors to serve until the 2014 annual meeting of stockholders, or until their successors are duly elected and qualified;

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2012;

3. An advisory vote on the compensation of the Company's named executive officers; and

4. An advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers.

Votes regarding the election of the director nominees were as follows:

Name                                          For                          Against                     Abstain                    Broker Non-Votes

Michael G. Jesselson               141,823,521                8,610,507                 265,960                                  20,864,845
Roger S. Markfield                   139,357,219              11,081,250                 261,519                                  20,864,845
Jay L. Schottenstein                133,944,542              16,496,494                 258,952                                  20,864,845

Based on the votes set forth above, the director nominees were duly elected.

Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2012 were as follows:

                                                   For                          Against                     Abstain                    Broker Non-Votes

                                                   169,487,820             1,662,795                      414,218                                       0

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2012 was duly ratified.

Votes regarding the advisory vote on the compensation of the Company's named executive officers were as follows:

                                                    For                          Against                     Abstain                    Broker Non-Votes

                                                   115,673,298             34,738,073                     280,617                             20,872,845

Based on the votes set forth above, the compensation of the Company's named executive officers was approved.

Votes regarding the advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers.

                                                     1 Year                  2 Years            3 Years               Abstain               Broker Non-Votes

                                                   136,130,985           246,523          14,052,473              262,003                     20,872,849

Based on the votes set forth above, the stockholders recommended holding an advisory vote on the compensation of the Company's named executive officers every year.

In accordance with the stockholders' recommendation, the Company has determined that an advisory vote on the compensation of the Company's named executive officers will be conducted every year, until the next stockholder advisor vote on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers.

ITEM 7.01. Regulation FD Disclosure

The information in this Item 7.01 of Form 8-K, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

A copy of management's prepared remarks for the Annual Meeting is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1*	Management's prepared remarks for the Company's Annual Meeting of Stockholders

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: June 23, 2011	By:	/s/ Cornelius Bulman, Jr.
Cornelius Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Management's prepared remarks for the Company's Annual Meeting of Stockholders

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.